Business Combinations	12 Months Ended
Mar. 31, 2011
Business Combinations
Business Combinations

10. Business combinations:

During the year ended March 31, 2011, there were no significant business combinations.

In October 2008, Nomura acquired the majority of Lehman Brothers' ("Lehman") Asia Pacific operations, its equities and investment banking operations in Europe and the Middle East, and hired certain of its fixed income personnel in Europe. The acquisition agreements generally provided for the transfer of certain employees, the purchase of certain assets and the assumption of certain liabilities for those operations. Financial assets and financial liabilities were generally not acquired. The acquisitions have strengthened Nomura's wholesale and investment banking businesses and expanded its global capabilities.

Nomura also acquired Lehman's specialized service companies in India by purchasing the shares of Lehman Brothers Services India Private Ltd., Lehman Brothers Financial Services (India) Private Ltd. and Lehman Brothers Structured Finance Services Private Ltd. These three companies functioned as a shared-services platform for Lehman's businesses in Europe and Asia-Pacific by supporting IT operations, financial control and global risk management.

Nomura accounted for these acquisitions as a business combination and therefore the operating results of the acquired businesses have been included in Nomura's consolidated statements of operations from October 2008. The purchase price allocation of the total acquisition cost to the acquired assets and the assumed liabilities was completed within one year from the acquisition date. The recognized goodwill amount was ¥23,224 million as of September 30, 2009. Nomura incurred costs of ¥48,159 million for these acquisitions from the acquisition date through to September 30, 2009. The assumed liabilities related to this acquisition were ¥26,241 million, primarily due to costs of relocating and terminating certain employees of the acquired businesses.

The following table provides a summary of the fair value of the assets acquired, including goodwill, and the liabilities assumed, as of the acquisition date, which were completed by September 30, 2009:

Millions of yen
Assets:
Cash and cash deposits	¥7,815
Loans and receivables	1,419
Office buildings, land, equipment and facilities	23,016
Intangible assets(1)	26,420
Other	6,130

Total assets	64,800

Liabilities:
Payables and deposits	11,080
Other	28,785

Total liabilities	39,865

Net assets	24,935

Acquisition costs(2)	48,159

Goodwill(3)	¥23,224

(1)	Intangible assets primarily comprise the fair value of client relationships and favorable lease agreements, which will be amortized based on a weighted-average amortization period of 10 years with no residual value.
(2)	Acquisition costs primarily comprise the fair value of consideration given and direct acquisition costs incurred.
(3)	Goodwill represents the value expected from benefits created from strengthening Nomura's wholesale and investment banking businesses and expanding its global operations by integrating Lehman's client base. Among this amount, ¥15 billion has been allocated to Nomura's Global Markets and the remaining ¥8 billion to its Investment Banking of Wholesale Division at the acquisition date. ¥8 billion of goodwill is deductible for Japan tax purposes.

In addition, to restructuring of the acquired businesses, management also initiated a restructuring of Nomura's existing activities of at the end of 2008. For the years ended March 31, 2009 and 2010, total restructuring costs of ¥7 billion and ¥2 billion respectively have been recognized in the consolidated statements of operations.

The following unaudited condensed combined pro forma financial information presents the results of operations as if the acquisitions had been completed as of April 1, 2008.

Millions of yen, except per share amounts
Year ended March 31, 2009
Total revenue	¥679,920
Net income (loss) attributable to NHI	(794,081)
Basic EPS	(408.92)
Diluted EPS	(410.55)

The unaudited condensed combined pro forma financial information is presented for illustrative purposes only and is not indicative of the actual consolidated financial results that would have been reported had the acquisitions actually taken place as of April 1, 2008. It also is not indicative of the results of operations in future periods.

Subsequent events

For the purpose of streamlining Nomura Group's management structure for faster decision making relating to reorganization, on May 13, 2011, Nomura entered into an agreement with one of its related companies, Nomura Land and Building Co., Ltd. ("NLB") to implement a stock for stock exchange ("Stock Exchange Agreement"). Based on the Stock Exchange Agreement, NLB will become a wholly owned subsidiary of Nomura effective from July 1, 2011 ("effective date"). Also, in advance of the effective date, Nomura acquired additional NLB shares ("Share Purchases") as of May 24, 2011. As a result of the Share Purchases, NLB became a consolidated subsidiary of Nomura.

Nomura will account for the Share Purchases as a business combination in these consolidated financial statements in future periods. As the Share Purchases were recently completed, Nomura is in the process of valuing the assets, liabilities, noncontrolling interests, and any gain or loss arising from the Share Purchases. Nomura paid approximately ¥38 billion in relation to the Share Purchases.